UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   INVESTMENT COMPANY ACT FILE NUMBER 811-8747

                    CHARTWELL DIVIDEND AND INCOME FUND, INC.
               (Exact name of registrant as specified in charter)
                                    --------


                         1235 Westlakes Drive, Suite 400
                                Berwyn, PA 19312
               (Address of principal executive offices) (Zip code)

                         PNC Bank, National Association
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           Attn: Closed-End Department
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-610-296-1400

                   DATE OF FISCAL YEAR END: NOVEMBER 30, 2005

                     DATE OF REPORTING PERIOD: MAY 31, 2005

ITEM 1.   REPORTS TO STOCKHOLDERS.


[GRAPHIC, LOGO AND BACKGROUND OMITTED]










                                  CHARTWELL
                                  DIVIDEND AND
                                  INCOME FUND, INC.

                                  SEMI-ANNUAL REPORT TO SHAREHOLDERS
                                  DATED MAY 31, 2005


                                  CHARTWELL INVESTMENT
                                  PARTNERS

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES & STRATEGY

The Chartwell Dividend and Income Fund's (the "Fund") primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund will seek to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities, including dividend paying common stocks, convertible securities, preferred stocks and other equity-related securities. In addition, the Fund may invest the balance of its total assets in non-convertible debt securities, consisting primarily of corporate bonds. The Fund attempts to minimize individual security risk by diversifying across many industries and asset classes. The Fund is a closed-end management investment company which trades on the New York Stock Exchange under the symbol CWF.

COMMON STOCK

The Fund invests in the common stocks of utility companies, Real Estate Investment Trusts (REITs) and other industrial and financial companies as well as other equity securities. Both utilities and REITs tend to offer a premium dividend yield with steady growth that can lead to capital appreciation. Industrial and financial stocks are primarily purchased for capital appreciation based on the fundamental value of the underlying company.

HIGH-YIELD CORPORATE BONDS

High-yield bonds are non-investment grade corporate debt obligations rated "Ba1" or lower by Moody's Investors Service, Inc. or "BB+" or lower by Standard and Poor's Ratings Group; they typically have a higher risk level than investment-grade bonds. These securities have historically compensated investors with higher levels of income for that risk. Prices usually are less sensitive to interest rate fluctuations than higher rated bonds because of the high income levels. However, the prices of these bonds are more sensitive to changes in the economy.

CONVERTIBLE SECURITIES

The Fund can invest in both convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund buys convertibles when the underlying common stock offers strong growth potential as well.




                                        2
                                      -----
                                    CHARTWELL


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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


LETTER TO SHAREHOLDERS

During the six months ending May 31, 2005, the total market return of the Fund was 6.40% with dividends reinvested and the Net Asset Value (NAV) of the Fund advanced 1.90%. The equity and fixed income markets advanced moderately over these six months with the S&P 500 equity index and high yield corporate bonds (Merrill Lynch High Yield Cash Pay Index) returning 2.42% and 0.81%, respectively. Despite continued favorable economic growth, solid earnings, and reasonable valuations, the markets were stalled as worries about the direction of interest rates, oil prices, inflation, and a feared housing bubble weighed on investors' sentiment.

EQUITIES (60% of the portfolio)

Our current view of the equities market still leans to the positive. While economic growth has moderated somewhat, solid corporate earnings growth, reasonable equity valuations, low interest rates, and improved hiring activity suggest the economy is far from the cusp of experiencing a material slowdown. The Fed Chairman Alan Greenspan seems to back this view having noted in testimony before the Joint Economic Committee in June that the economy seems to be on "reasonably firm footing, and underlying inflation remains contained." At the same time, a moderate slowing in earnings growth combined with rising rates does not provide the basis for an overly bullish outlook. Based on such an outlook, we continue to believe the most likely path for the equity markets is for a total return that is close to the long-term annual average of mid to high single digits. As always, the outlook is not without risks. One of the biggest risks is that oil prices continue to rise and undermine economic growth. However, expectations for sustained high oil prices have, at least in part, been factored into the outlook.

HIGH YIELD BONDS (40% of the portfolio)

[Line Graph Omitted]
Plot points follow:

                HIGH YIELD DEFAULT RATES: TRAILING TWELVE MONTHS
            (Source: Moody's, 2005 is Six Months Ended May 31, 2005)

Date     Global Percentage of Issuers Default Rate
May-95   1.85
June-95  2.13
Jul-95   2.21
Aug-95   2.17
Sep-95   2.27
Oct-95   2.66
Nov-95   3.17
Dec-95   3.26
Jan-96   3.26
Feb-96   3.37
Mar-96   3.43
Apr-96   3.21
May-96   2.85
Jun-96   2.84
Jul-96   2.63
Aug-96   2.21
Sep-96   2.17
Oct-96   1.95
Nov-96   1.64
Dec-96   1.64
Jan-97   1.71
Feb-97   1.59
Mar-97   1.58
Apr-97   1.37
May-97   1.60
Jun-97   1.59
Jul-97   1.84
Aug-97   2.00
Sep-97   2.06
Oct-97   2.12
Nov-97   2.27
Dec-97   2.01
Jan-98   2.07
Feb-98   2.37
Mar-98   2.35
Apr-98   2.63
May-98   2.69
Jun-98   2.96
Jul-98   2.80
Aug-98   2.69
Sep-98   2.62
Oct-98   2.66
Nov-98   2.80
Dec-98   3.41
Jan-99   3.49
Feb-99   3.59
Mar-99   3.82
Apr-99   4.20
May-99   4.80
Jun-99   4.85
Jul-99   5.32
Aug-99   5.52
Sep-99   5.84
Oct-99   5.97
Nov-99   5.85
Dec-99   5.56
Jan-00   5.53
Feb-00   5.53
Mar-00   5.67
Apr-00   5.67
May-00   5.40
Jun-00   5.55
Jul-00   4.96
Aug-00   5.21
Sep-00   5.31
Oct-00   4.96
Nov-00   5.44
Dec-00   6.15
Jan-01   6.69
Feb-01   7.09
Mar-01   7.84
Apr-01   8.03
May-01   8.09
Jun-01   8.29
Jul-01   8.90
Aug-01   9.37
Sep-01   9.71
Oct-01  10.19
Nov-01  10.22
Dec-01  10.60
Jan-02  10.89
Feb-02  10.73
Mar-02  10.60
Apr-02  10.57
May-02  10.70
Jun-02  10.54
Jul-02  10.33
Aug-02  10.02
Sep-02   9.78
Oct-02   9.29
Nov-02   8.94
Dec-02   8.43
Jan-03   7.69
Feb-03   7.70
Mar-03   6.99
Apr-03   6.79
May-03   6.62
Jun-03   6.14
Jul-03   5.87
Aug-03   6.19
Sep-03   6.03
Oct-03   6.06
Nov-03   5.50
Dec-03   5.31
Jan-04   5.12
Feb-04   4.51
Mar-04   4.37
Apr-04   4.12
May-04   3.65
Jun-04   3.55
Jul-04   3.08
Aug-04   2.45
Sep-04   2.45
Oct-04   2.49
Nov-04   2.54
Dec-04   2.29
Jan-05   2.20
Feb-05   2.45
Mar-05   2.12
Apr-05   1.98
May-05   1.91

Strong credit quality trends were overwhelmed by negative technicals, as high profile downgrades (i.e. Ford and General Motors) and mutual fund outflows


                                        3
                                      -----
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


combined to push prices lower. The price decline drove the yield on the market up 77 basis points from 7.46% to 8.23%. Conversely, after peaking in late March, the yield on the 10-year Treasury bond fell sharply to 4.01% at May 31st. These factors combined to cause the high yield market's spread over 10-year Treasury (i.e. risk premium) to widen 113 basis points (1.13%) to a new spread of 423 basis points (4.23%).

[Line Graph Omitted]
Plot points follow:

                  HIGH YIELD PREMIUM OVER TREASURIES ("SPREAD")
          (Source: Merrill Lynch, Bloomberg: May 31, 1995-May 31, 2005)

Date     HY Index Spread (bps)
May-97   243
Jun-97   241
Jul-97   242
Aug-97   230
Sep-97   234
Oct-97   272
Nov-97   266
Dec-97   269
Jan-98   271
Feb-98   261
Mar-98   260
Apr-98   271
May-98   293
Jun-98   350
Jul-98   351
Aug-98   502
Sep-98   573
Oct-98   613
Nov-98   530
Dec-98   555
Jan-99   550
Feb-99   507
Mar-99   510
Apr-99   464
May-99   467
Jun-99   465
Jul-99   444
Aug-99   465
Sep-99   489
Oct-99   499
Nov-99   470
Dec-99   453
Jan-00   461
Feb-00   496
Mar-00   584
Apr-00   596
May-00   618
Jun-00   615
Jul-00   617
Aug-00   641
Sep-00   664
Oct-00   757
Nov-00   874
Dec-00   881
Jan-01   739
Feb-01   729
Mar-01   760
Apr-01   739
May-01   703
Jun-01   739
Jul-01   745
Aug-01   731
Sep-01   914
Oct-01   865
Nov-01   752
Dec-01   734
Jan-02   697
Feb-02   722
Mar-02   621
Apr-02   601
May-02   643
Jun-02   781
Jul-02   874
Aug-02   882
Sep-02   966
Oct-02   974
Nov-02   800
Dec-02   802
Jan-03   747
Feb-03   757
Mar-03   696
Apr-03   576
May-03   614
Jun-03   554
Jul-03   488
Aug-03   477
Sep-03   483
Oct-03   415
Nov-03   401
Dec-03   368
Jan-04   360
Feb-04   381
Mar-04   392
Apr-04   351
May-04   383
Jun-04   371
Jul-04   369
Aug-04   381
Sep-04   372
Oct-04   355
Nov-04   310
Dec-04   314
Jan-05   341
Feb-05   305
Mar-05   360
Apr-05   423
May-05   423

Thank you for your continued support of the portfolio management team and of the Chartwell Dividend and Income Fund.



Sincerely,

/s/ Winthrop S. Jessup

Winthrop S. Jessup
CHAIRMAN
CHARTWELL DIVIDEND AND INCOME FUND



/s/ Bernard P. Schaffer                      /s/ Andrew S. Toburen

Bernard P. Schaffer                          Andrew S. Toburen
PORTFOLIO MANAGER                            PORTFOLIO MANAGER




                                        4
                                      -----
                                    CHARTWELL

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--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


                            PORTFOLIO MANAGEMENT TEAM

Bernard P. Schaffer                          Andrew S. Toburen
PORTFOLIO MANAGER                            PORTFOLIO MANAGER
EQUITY                                       FIXED INCOME

Matthew H. Taylor                            Christine F. Williams
PORTFOLIO MANAGER                            PORTFOLIO MANAGER
EQUITY                                       FIXED INCOME

                                             Paul Matlack
                                             PORTFOLIO MANAGER
                                             FIXED INCOME










                                        5
                                      -----
                                    CHARTWELL

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--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDING MAY 31, 2005?

[Bar Chart Omitted]
Plot points follow:

                                  TOTAL RETURN
                          SIX MONTHS ENDED MAY 31, 2005

                                                          Merill Lynch
                                                           High Yield
         CWF Stock        CWF NAV         S&P 500        Cash Bond Index
           6.4%             1.9%            2.4%               0.8%


During the six months ending May 31, 2005, the Chartwell Dividend and Income Fund advanced 1.90% on a Net Asset Value basis (NAV) and 6.40% on a market basis, assuming reinvestment of dividends for both return calculations. In comparison, the S&P 500 Index advanced 2.42%, also including reinvested dividends, and the Merrill Lynch High Yield Cash Pay Index returned 0.81%.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

[Bar Chart Omitted]
Plot points follow:

                                  TOTAL RETURN
                          SIX MONTHS ENDED MAY 31, 2005

                                                            Merrill Lynch
                                              Morgan          High Yield
          CWF     CWF High                  Stanley REIT      Cash Bond
        Equities    Yield       S&P 500        Index            Index
          1.9%      -0.9%         2.4%          6.2%             0.8%


The equity portion of the Fund advanced 1.90% due to strong performance by several stocks, particularly in the Consumer Staples, Energy and Health Care sectors. Some of the best performing stocks in the Fund included ALTRIA GROUP
(MO), ALLIANCE CAPITAL MANAGEMENT HOLDINGS (AC), HARTFORD FINANCIAL SERVICES GROUP (HIG), KERR-MCGEE (KMG) and CITIGROUP (C).


                                        6
                                      -----
                                    CHARTWELL

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--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


The high yield portion of the Fund underperformed the benchmark over the last six months largely due to overweights in Building Materials and Consumer Products and an underweight in interest rate sensitive BB-rated issues.

DID ANY COMMON STOCKS OR FIXED INCOME HOLDINGS WITHIN THE FUND UNDERPERFORM RELATIVE TO YOUR EXPECTATIONS?

Some of our Financial stocks underperformed during the period, including FRIEDMAN, BILLINGS RAMSEY GROUP (FBR), NEW CENTURY FINANCIAL (NEW), and BANK OF NEW YORK (BK). Shares in FRIEDMAN BILLINGS RAMSEY came under pressure when management announced a tempered earnings outlook for 2005 due to lower banking revenues. The stock was sold prior to the end of the current period. NEW CENTURY FINANCIAL shares also experienced softness due to weakness in earnings related to margin compression. Higher than expected expenses and a higher loan loss provision outlook contributed to the weakness in BANK OF NEW YORK'S shares during the period.

[Bar Chart Omitted]
Plot points follow:

                         S&P 500 TOTAL RETURN BY SECTOR
                         (SIX MONTHS ENDED MAY 31, 2005)
        Utilities   11.8
           Energy   11.1
      Health Care    9.6
         Consumer
          Staples    5.9
      Industrials    0.5
       Financials    0.4
      Information
       Technology   -1.3
         Consumer
    Discretionary   -2.0
Telecommunication
         Services   -3.4
        Materials   -4.8


Regarding the bond portfolio, the top performing industries for the first half of the year included Telecommunications and Energy, while the bonds of Paper and Automotive companies performed poorly on average. AUTOCAM, INTEGRATED ELECTRICAL SERVICES, and PLY GEM INDUSTRIES were some of the bonds that underperformed during the period.

In April/May, the rating agencies downgraded the debt of both FORD and GENERAL MOTORS (GM), two of the largest issuers of U.S. corporate debt. Moody's Investors Service currently has weak investment grade ratings on both FORD and GM, while Standard & Poor's rates FORD at BB+ and GM at BB. As a result of the downgrades, GM became the largest single issuer in the high yield benchmark


                                        7
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                                    CHARTWELL

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--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


(approximately 6% of the market) on May 31st, while FORD remains in the investment grade index. The overhang from these downgrades weighed heavily on the credit markets, and put significant pressure on the bonds of automotive suppliers. We have conducted extensive credit analysis on FORD and GM, and at this point we have chosen not to invest in their capital structures. We continue to closely monitor credit developments at these two issuers, recognizing that changes in their credit outlooks, actual or perceived, will likely have an impact on the overall market if for no other reason than their sheer size.

[Bar Chart Omitted]
Plot points follow:

                         HIGH YIELD INDUSTRY PERFORMANCE
              Six Months Ended May 31, 2005 (Source: Merrill Lynch)
          Telecom    3.6
           Energy    2.4
         Food/Bev    2.1
       Healthcare    2.0
       Technology    1.9
         BB INDEX    1.8
       Publishing    1.5
         Services    1.4
     Homebuilding    1.3
           Gaming    1.3
        Chemicals    1.0
         HY INDEX    0.8
          B INDEX    0.6
        Utilities    0.6
         Cable TV    0.5
            Steel   -0.4
        CCC INDEX   -1.5
         Consumer   -1.5
         Bldg Mat   -2.7
            Paper   -2.8
       Automotive   -9.5


WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

During the period, we added more higher-yielding, high-quality stocks to the portfolio, thereby raising the overall yield on our equity portfolio slightly. Some of the stocks we added include REGAL ENTERTAINMENT GROUP (RGC), ALASKA COMMUNICATIONS SYSTEMS GROUP (ALSK), and PACKAGING CORPORATION OF AMERICA (PKG). To fund these purchases, we sold some of our lower-yielding Technology stocks such as FLEXTRONICS INTERNATIONAL LIMITED (FLEX), LSI LOGIC (LSI), and MICROSOFT
(MSFT).

Bond trading activity was relatively light during the period, though the fixed portion of the Fund did initiate new positions in Aztar and RELIANT ENERGY. AZTAR is a diversified operator of hotels and gaming facilities and RELIANt is a Houston-based utility. These purchases are consistent with our focus on B and BB-rated issuers with strong, stable cashflows and improving credit profiles. Top performers over the last six months included EURAMAX INTERNATIONAL, INTEGRATED ELECTRICAL SERVICES, MEDIACOM BROADBAND and CELANESE. Offsetting these winners, the Fund lost money in AUTOCAM, GENERAL NUTRITION and PLY GEM INDUSTRIES.


                                        8
                                      -----
                                    CHARTWELL

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--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


HOW DID THE FUND TRADE RELATIVE TO ITS NET ASSET VALUE (NAV) DURING THE 6-MONTH PERIOD?

As of May 31, 2005, the Fund was trading at a closing price of $10.16, a premium of 17.7% to its Net Asset Value of $8.63. At the start of the period on November 30, 2004, the Fund was trading at a closing price of $10.03, a premium of 11.9% to its NAV of $8.96. Throughout the period, the Fund traded between $8.25 and $10.68 and between a 6.8% premium and a 20.6% premium.

WHAT IS YOUR CURRENT OUTLOOK FOR THE EQUITY AND FIXED INCOME MARKETS?

We believe the most likely intermediate outlook for the equity market resembles the long-term annual average of 8-10% total return. Current expectations seem to factor in rising interest rates, combined with a slowing rate of growth for both the economy and corporate earnings. While this combination does not imply the market has significant downside risk, at this time it may suggest a modest opportunity for near-term capital appreciation. However, an outlook that emphasizes only interest rates and slower growth ignores current stock market valuation. The underlying constructive case for equities reflects stock valuations that are not stretched. Thus, the combination of 5-10% corporate earnings growth for the remainder of 2005, low (albeit rising) interest rates and

[Line Graph Omitted]
Plot points follow:

                     HISTORY OF FUND PRICE, NAV AND PREMIUM
               (SOURCE: BLOOMBERG, SIX MONTHS ENDED MAY 31, 2005)

                  PRICE    NAV

12/1/04           10.03    9.04
12/8/04           10.10    9.00
12/15/04          10.16    9.12
12/22/04          10.19    9.11
12/29/04          10.09    9.13
1/5/05            10.23    8.91
1/12/05           10.50    8.97
1/19/05           10.44    8.94
1/26/05           10.32    8.87
2/2/05            10.22    9.01
2/9/05            10.24    9.05
2/16/05           10.31    9.09
2/23/05           10.23    8.99
3/2/05            10.27    9.09
3/9/05            10.28    9.06
3/16/05           10.22    8.88
3/23/05           9.43     8.66
3/30/05           9.39     8.72
4/6/05            9.61     8.74
4/13/05           9.82     8.67
4/20/05           9.77     8.40
4/27/05           9.65     8.51
5/4/05            9.84     8.60
5/11/05           9.96     8.59
5/18/05           10.12    8.47
5/25/05           10.11    8.56
5/31/05           10.16    8.63


           PREMIUM DISCOUNT

12/1/04           10.95
12/8/04           12.24
12/15/04          11.45
12/22/04          11.89
12/29/04          10.56
1/5/05            14.77
1/12/05           17.11
1/19/05           16.79
1/26/05           16.30
2/2/05            13.47
2/9/05            13.13
2/16/05           13.40
2/23/05           13.82
3/2/05            12.93
3/9/05            13.45
3/16/05           15.15
3/23/05           8.94
3/30/05           7.71
4/6/05            9.93
4/13/05           13.26
4/20/05           16.25
4/27/05           13.38
5/4/05            14.44
5/11/05           15.91
5/18/05           19.45
5/25/05           18.18
5/31/05           17.78

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                                    CHARTWELL

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--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


reasonable valuation provides the foundation for further advances in equity prices. One of the biggest single risks to this outlook is the market's changing expectations for inflation and subsequent further unanticipated Federal Reserve policy initiatives.

In spite of difficult technical conditions recently, our outlook for the high yield market is constructive. Default rates are expected to remain low by historical standards as bank lending, the principal source of operating liquidity for most high yield issuers, remains widely available and relatively cheap. Generally speaking, high yield credit trends have been improving. Financial leverage (defined as debt divided by cash flow) has declined and the ratio of rating agency upgrades to downgrades has improved and remains above one-to-one. With the economy continuing to experience modest growth, we expect the high yield bond market to deliver absolute returns in line with the market coupon over the next six months. As always, our mission for the fixed income portion of the fund is to provide a consistent level of high income. To this end, Chartwell continues to employ a bottom up approach, where rigorous fundamental credit research drives the investment process.

[Line Graph Omitted]
Plot points follow:

                   HIGH YIELD PREMIUM UPGRADE/DOWNGRADE RATIO
                      (Source: Moody's Investores Service)

1995 Q1  1.4
1995 Q2  0.8
1995 Q3  0.7
1995 Q4  0.7
1996 Q1  2.1
1996 Q2  1.3
1996 Q3  1.8
1996 Q4  1.8
1997 Q1  1.3
1997 Q2  1.4
1997 Q3  1.6
1997 Q4  1.6
1998 Q1  1.2
1998 Q2  0.9
1998 Q3  0.7
1998 Q4  0.3
1999 Q1  0.3
1999 Q2  0.5
1999 Q3  0.5
1999 Q4  0.4
2000 Q1  0.3
2000 Q2  0.3
2000 Q3  0.4
2000 Q4  0.2
2001 Q1  0.4
2001 Q2  0.3
2001 Q3  0.2
2001 Q4  0.3
2002 Q1  0.3
2002 Q2  0.2
2002 Q3  0.3
2002 Q4  0.2
2003 Q1  0.7
2003 Q2  0.5
2003 Q3  0.5
2003 Q4  0.6
2004 Q1  0.7
2004 Q2  1.3
2004 Q3  1.4
2004 Q4  0.9
2005 Q1  1.1

HOW IS THE FUND POSITIONED AT THE CLOSE OF THE PERIOD?


[Pie Chart Omitted]
Plot points follow:

                        CWF (AS A % OF) TOTAL INVESTMENTS
                               As of May 31, 2005

                     Cash                              1.0%
                     Fixed Income                       40%
                     Equities                           59%


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                                    CHARTWELL

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--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


As of May 31, 2005, the percentage of the Fund's total investments held in equities and fixed income was 59% and 40%, respectively.

Regarding the equity outlook, the market may continue to favor high-yielding equities given the low level of interest rates. In addition to a favorable tax treatment for qualified dividends, slower earnings growth relative to last year should focus investor attention on total return investing. In this environment, the dividend return becomes more important to many investors. The largest sector position in the Fund is in financial stocks given their high yields and attractive valuations. The Fund also has a large position in the Energy sector given the continued favorable worldwide supply and demand outlook. The Fund has little or no weight in the Technology, Industrials and Consumer Discretionary sectors, as these are areas with less attractive valuations and lower dividend yields.

[Pie Chart Omitted]
Plot points follow:

                             FUND EQUITY ALLOCATION
                              (as of May 31, 2005)
Cash                   1.0%
Fixed Income            40%
Equities                59%

Basic Materials        2.7%
Consumer
Discretionary          1.6%
Consumer Staples       7.8%
Energy                 7.9%
Financials            20.3%
Industrials            0.9%
Health Care            0.0%
REITS                  8.9%
Technology             0.0%
Telecommunications
Services               5.8%
Utilities              3.2%


The bond side of the Fund is currently overweighted in cyclically sensitive B rated securities, which we believe will benefit from continued economic growth and are generally less sensitive to interest rates (relative to BB's). Our team continues to employ bottom up, fundamental research in our investment decisions, recognizing that solid credit analysis is the key driver of relative performance in high yield.


[Pie Chart Omitted]
Plot points follow:

                          FUND FIXED INCOME ALLOCATION
                              (as of May 31, 2005)
Cash                            1.0%
Fixed Income                     40%
Equities                         59%

Basic Industry                  6.3%
Capital Goods                   2.2%
Consumer Cyclical               3.7%
Consumer Staples                4.2%
Energy                          2.2%
Financial                       2.3%
Health Care                     1.1%
Industrial                      3.5%
Real Estate                     2.8%
Telecommunications              4.7%
Transportation                  0.9%
Utilities                       0.9%
Preferred Term Securities       4.8%


                                       11
                                      -----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------



WHAT ARE THE TOP 10 EQUITY HOLDINGS BY PERCENTAGE OF TOTAL INVESTMENTS AND THE 10 HIGHEST-YIELDING STOCKS IN THE FUND?

               TOP 10 EQUITIES BY PERCENTAGE OF TOTAL INVESTMENTS
                                                     % OF TOTAL
TICKER              SECURITY                         INVESTMENTS      YIELD%
--------------------------------------------------------------------------------
BAC       Bank of America Corporation                    5.00           3.9
MO        Altria Group, Inc.                             4.54           4.3
OXY       Occidental Petroleum Corporation               2.98           1.7
CZN       Citizens Communications Company                2.43           7.3
AC        Alliance Capital Management Holdings LP        2.31           4.9
CG        Loews Corporation - Carolina Group             1.95           6.1
C         Citigroup, Inc.                                1.92           3.7
WM        Washington Mutual, Inc.                        1.84           4.6
HAL       Halliburton Company                            1.65           1.2
DRY       Coinmach Corporation                           1.62          11.5

                        TOP 10 HIGHEST-YIELDING EQUITIES
                                                     % OF TOTAL
TICKER              SECURITY                         INVESTMENTS      YIELD%
--------------------------------------------------------------------------------
NEW       New Century Financial Corporation              1.03          12.6
BGF       B&G Foods, Inc.                                0.25          11.8
DRY       Coinmach Corporation                           1.61          11.5
BMM       Bimini Mortgage Management, Inc.               0.06          11.4
ATB       Arlington Tankers Limited                      0.42           9.6
ALSK      Alaska Communications Systems Group, Inc.      0.84           8.4
HMB       HomeBanc Corporation                           1.07           8.1
CZN       Citizens Communications Company                2.41           7.3
APU       AmeriGas Partners LP                           0.24           7.1
SFI       iStar Financial, Inc.                          1.06           7.0



--------------------------------------------------------------------------------

                      DEFINITION OF THE COMPARATIVE INDICES

S&P 500 INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

MERRILL LYNCH HIGH YIELD CASH PAY INDEX is an unmanaged index of corporate bonds that pay cash coupons, meet a minimum size threshold, and have a Merrill Lynch composite rating lower than BBB3.

MORGAN STANLEY REIT INDEX is an unmanaged total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.


--------------------------------------------------------------------------------


                                       12
                                      -----
                                    CHARTWELL

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--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


UTILIZATION OF LEVERAGE

The Chartwell Dividend and Income Fund has utilized leverage through the issuance of commercial paper. As of May 31, 2005, the Fund had $55 million in leverage outstanding (out of $60 million available) in the form of commercial paper rated A1/P1 by Moody's Investors Service, Inc./Standard & Poor's Ratings Group. These ratings should enhance the marketability and reduce the interest costs associated with the issuance of the commercial paper. However, it must be noted that the utilization of leverage involves the risk of lower portfolio returns if the cost of leverage is higher than the resulting yields on assets or if the Fund experiences capital losses in excess of the yield spread, if any. Therefore, the addition of leverage also increases the potential volatility of the Fund. The Fund has the ability to leverage to a maximum of 33% of the Fund's gross assets.

The Fund utilizes leveraging to seek to enhance the yield and NAV of its common stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues commercial paper, which is issued at a discount equivalent to short-term interest rates, and invests the proceeds in long-term securities. The interest earned on these investments is paid to common stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV of the Fund's common stock. However, in order to benefit common stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit common stock shareholders. IF EITHER OF THESE CONDITIONS CHANGE, THEN THE RISKS OF LEVERAGING WILL BEGIN TO OUTWEIGH THE BENEFITS.

To illustrate these concepts, assume a fund's common stock capitalization of $100 million and the issuance of commercial paper for an additional $50 million, creating a total value of $150 million available for investment in long-term securities. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays a discount on the $50 million of commercial paper based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the discount paid to commercial paper holders is significantly lower than the income earned on the fund's long-term investments, and therefore the common stock shareholders are the beneficiaries of the incremental yield. However, IF SHORT-TERM INTEREST RATES RISE, narrowing the differential between short-term and long-term interest rates, THE INCREMENTAL YIELD PICK-UP ON THE COMMON STOCK WILL BE REDUCED OR ELIMINATED COMPLETELY. At the same time, the market value on the fund's common stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, IF LONG-TERM INTEREST RATES RISE, THE COMMON STOCK'S NAV WILL REFLECT THE FULL DECLINE IN THE PRICE OF THE PORTFOLIO'S INVESTMENTS, SINCE THE VALUE OF THE FUND'S COMMERCIAL PAPER DOES NOT FLUCTUATE. In addition to the decline in net asset value, the market value of the fund's common stock may also decline.



                                       13
                                      -----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (UNAUDITED)




SECTOR WEIGHTINGS+:
56.6%    Common Stock
35.0%    Corporate Notes/Bonds
 4.8%    Preferred Term Securities
 2.4%    Convertible Preferred Stock
 1.0%    Cash Equivalent
 0.2%    Preferred Stock
+Percentages are based on total investments.

                                                        NUMBER OF     MARKET
                                                         SHARES        VALUE
                                                        ---------  ------------

COMMON STOCK--77.6%
BANKS--13.1%
AmSouth Bancorporation ...............................     50,760  $  1,353,262
Bank of America Corporation ..........................    212,000     9,819,840
Citigroup, Inc. ......................................     80,000     3,768,800
New York Community Bancorp, Inc. .....................     50,000       911,000
U.S. Bancorp .........................................    100,000     2,933,000
                                                                   ------------
                                                                     18,785,902
                                                                   ------------
BASIC INDUSTRY--3.5%
Dow Chemical Company .................................     30,000     1,358,700
Packaging Corporation of America .....................     50,000     1,092,000
Weyerhaeuser Company .................................     40,000     2,566,000
                                                                   ------------
                                                                      5,016,700
                                                                   ------------
CONSUMER CYCLICAL--2.2%
Coinmach Corporation .................................    245,000     3,185,000
                                                                   ------------
CONSUMER STAPLES--10.7%
Altria Group, Inc. ...................................    132,950     8,926,263
B&G Foods, Inc. ......................................     34,300       498,036
ConAgra Foods, Inc. ..................................     50,000     1,307,500
Loews Corporation - Carolina Group ...................    128,225     3,831,363
Regal Entertainment Group, Class A ...................     40,000       795,600
                                                                   ------------
                                                                     15,358,762
                                                                   ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       14
                                      -----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)


                                                        NUMBER OF     MARKET
                                                         SHARES        VALUE
                                                        ---------  ------------
COMMON STOCK (CONTINUED)
ENERGY--10.9%
Exxon Mobil Corporation ..............................     20,000  $  1,124,000
Halliburton Company ..................................     75,800     3,239,692
Kerr-McGee Corporation ...............................     24,800     1,831,728
Occidental Petroleum Corporation .....................     80,000     5,848,800
Schlumberger Limited .................................     30,000     2,051,100
Sunoco Logistics Partners LP .........................     40,000     1,486,000
                                                                   ------------
                                                                     15,581,320
                                                                   ------------
FINANCIAL--11.9%
Alliance Capital Management Holdings LP ..............    100,000     4,540,000
Fidelity National Financial, Inc. ....................     49,000     1,763,510
Hartford Financial Services Group, Inc. ..............     39,200     2,931,768
MBNA Corporation .....................................     50,000     1,054,500
Montpelier Re Holdings Limited .......................     80,000     2,748,000
People's Choice Europe Limited .......................     35,000       350,000
Washington Mutual, Inc. ..............................     87,700     3,622,010
                                                                   ------------
                                                                     17,009,788
                                                                   ------------
INDUSTRIAL--1.2%
Arlington Tankers Limited ............................     42,100       828,107
Teekay LNG Partners LP ...............................     35,000       922,950
                                                                   ------------
                                                                      1,751,057
                                                                   ------------
REAL ESTATE--11.5%
Bimini Mortgage Management, Inc. .....................      8,000       111,840
Boston Properties, Inc. ..............................     30,000     2,004,000
BRE Properties, Class A ..............................     19,500       751,530
CarrAmerica Realty Corporation .......................     32,600     1,126,982
Duke Realty Corporation ..............................     80,320     2,479,479
HomeBanc Corporation .................................    225,000     2,124,000
iStar Financial, Inc. ................................     50,000     2,095,000
Mack-Cali Realty Corporation .........................     27,682     1,220,499
New Century Financial Corporation ....................     40,000     2,038,000
Reckson Associates Realty Corporation ................     80,000     2,527,200
                                                                   ------------
                                                                     16,478,530
                                                                   ------------



                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       15
                                      -----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                     NUMBER OF
                                                       SHARES/        MARKET
                                                  PRINCIPAL AMOUNT     VALUE
                                                  ---------------- ------------
COMMON STOCK (CONTINUED)
TELECOMMUNICATIONS--8.0%
Alaska Communications Systems Group, Inc. ............    175,000  $  1,657,250
BellSouth Corporation ................................    100,000     2,676,000
Citizens Communications Company ......................    350,000     4,774,000
Fairpoint Communications, Inc. .......................     75,000     1,167,750
SBC Communications, Inc. .............................     50,000     1,169,000
                                                                   ------------
                                                                     11,444,000
                                                                   ------------
TRANSPORTATION--0.5%
K-Sea Transportation Partners LP .....................     10,000       333,000
Transmontaigne Partners LP ...........................     15,000       368,250
                                                                   ------------
                                                                        701,250
                                                                   ------------
UTILITIES--4.1%
AmeriGas Partners LP .................................     15,200       478,344
Duquesne Light Holdings, Inc. ........................     30,000       570,900
Kinder Morgan Energy Partners LP .....................     45,000     2,149,200
Northern Border Partners LP ..........................     26,600     1,266,160
TEPPCO Partners LP ...................................     34,800     1,438,980
                                                                   ------------
                                                                      5,903,584
                                                                   ------------
TOTAL COMMON STOCK (COST $99,435,157) ................              111,215,893
                                                                   ------------
CORPORATE NOTES/BONDS--47.9%
BASIC INDUSTRY--8.6%
Aearo Company I
   8.250%, 04/15/12 .................................. $  755,000       736,125
Buhrmann US, Inc.
   8.250%, 07/01/14 ..................................    850,000       833,000
Euramax International, Inc.
   8.500%, 08/15/11 ..................................  1,645,000     1,850,625
Goodman Global Holdings Company, Inc.+
   7.875%, 12/15/12 ..................................  1,100,000       995,500
Imco Recycling, Inc.
   10.375%, 10/15/10 .................................    855,000       953,325
Koppers Industries
   9.875%, 10/15/13 ..................................  1,230,000     1,316,100
Nortek, Inc.
   8.500%, 09/01/14 ..................................  1,085,000       976,500


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       16
                                      -----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)


                                                        PRINCIPAL     MARKET
                                                         AMOUNT        VALUE
                                                        ---------  ------------

CORPORATE NOTES/BONDS (CONTINUED)
BASIC INDUSTRY (CONTINUED)
Ply Gem Industries, Inc.
   9.000%, 02/15/12 .................................. $  855,000  $    679,725
Sensus Metering Systems, Inc.
   8.625%, 12/15/13 ..................................    700,000       654,500
Tenneco Automotive, Inc.
   8.625%, 11/15/14 ..................................    800,000       776,000
United Agri Products
   8.250%, 12/15/11 ..................................    651,000       670,530
Vertis, Inc., Series B
   10.875%, 06/15/09 .................................    500,000       490,000
Williams Scotsman, Inc.
   9.875%, 06/01/07 ..................................    875,000       866,250
Wolverine Tube, Inc.
   10.500%, 04/01/09 .................................    500,000       487,500
                                                                   ------------
                                                                     12,285,680
                                                                   ------------
CAPITAL GOODS--3.0%
Allied Waste North America, Series B
   8.500%, 12/01/08 ..................................    935,000       979,412
GenCorp, Inc.
   9.500%, 08/15/13 ..................................    451,000       504,195
H&E Equipment Finance
   11.125%, 06/15/12 .................................    970,000     1,064,575
Norcross Safety Products LLC, Series B
   9.875%, 08/15/11 ..................................  1,070,000     1,144,900
Propex Fabrics, Inc.
   10.000%, 12/01/12 .................................    600,000       567,000
                                                                   ------------
                                                                      4,260,082
                                                                   ------------
CONSUMER CYCLICAL--5.1%
Allied Security Escrow
   11.375%, 07/15/11 .................................  1,020,000       974,100
Cenveo, Inc.
   9.625%, 03/15/12 ..................................    850,000       915,875
Coinmach Corporation
   9.000%, 02/01/10 ..................................  1,110,000     1,143,300
LCE Acquisition Corporation+
   9.000%, 08/01/14 ..................................  1,255,000     1,223,625
Mothers Work, Inc.
   11.250%, 08/01/10 .................................  1,000,000     1,005,000

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       17
                                      -----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)


                                                        PRINCIPAL     MARKET
                                                         AMOUNT        VALUE
                                                        ---------  ------------
CORPORATE NOTES/BONDS (CONTINUED)
CONSUMER CYCLICAL (CONTINUED)
Norcraft Companies
   9.000%, 11/01/11 .................................. $  570,000  $    575,700
Sonic Automotive, Inc., Series B
   8.625%, 08/15/13 ..................................    635,000       626,269
Universal City Florida
   8.375%, 05/01/10 ..................................    755,000       781,425
                                                                   ------------
                                                                      7,245,294
                                                                   ------------
CONSUMER STAPLES--5.8%
American Seafood Group LLC
   10.125%, 04/15/10 .................................  1,005,000     1,077,862
Amscan Holdings, Inc.
   8.750%, 05/01/14 ..................................    595,000       556,325
Brown Shoe Company, Inc.+
   8.750%, 05/01/12 ..................................    800,000       820,000
Chiquita Brands International, Inc.
   7.500%, 11/01/14 ..................................    950,000       907,250
FTD, Inc.
   7.750%, 02/15/14 ..................................    385,000       371,525
General Nutrition Centers, Inc.
   8.500%, 12/01/10 ..................................    945,000       725,287
Jean Countu Group (PJC), Inc.
   8.500%, 08/01/14 ..................................  1,225,000     1,197,438
MTR Gaming Group, Inc., Series B
   9.750%, 04/01/10 ..................................    520,000       566,800
Solo Cup Company
   8.500%, 02/15/14 ..................................  1,100,000     1,061,500
Stater Brothers Holdings
   8.125%, 06/15/12 ..................................    715,000       698,913
WH Holdings Limited
   9.500%, 04/01/11 ..................................    294,000       314,580
                                                                   ------------
                                                                      8,297,480
                                                                   ------------
ENERGY--3.0%
Belden & Blake Corporation
   8.750%, 07/15/12 ..................................  1,300,000     1,183,000
Bluewater Finance Limited
   10.250%, 02/15/12 .................................  1,000,000     1,050,000


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       18
                                      -----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)


                                                        PRINCIPAL     MARKET
                                                         AMOUNT        VALUE
                                                        ---------  ------------
CORPORATE NOTES/BONDS (CONTINUED)
ENERGY (CONTINUED)
Kerr-McGee Corporation
   7.000%, 11/01/11 .................................. $1,010,000  $  1,012,525
Reliant Energy, Inc.
   6.750%, 12/15/14 ..................................    500,000       478,750
Whiting Petroleum Corporation
   7.250%, 05/01/13 ..................................    600,000       600,000
                                                                   ------------
                                                                      4,324,275
                                                                   ------------
FINANCIAL--3.2%
E*Trade Financial Corporation
   8.000%, 06/15/11 ..................................    870,000       913,500
Labranche & Company, Inc.
   11.000%, 05/15/12 .................................  1,160,000     1,252,800
United Rentals North America, Inc.
   7.750%, 11/15/13 ..................................  1,200,000     1,194,000
Western Financial
   9.625%, 05/15/12 ..................................  1,120,000     1,220,800
                                                                   ------------
                                                                      4,581,100
                                                                   ------------
HEALTHCARE--1.5%
Iasis Healthcare Corporation
   8.750%, 06/15/14 ..................................  1,005,000     1,080,375
Town Sports International
   9.625%, 04/15/11 ..................................  1,100,000     1,133,000
                                                                   ------------
                                                                      2,213,375
                                                                   ------------
INDUSTRIAL--4.8%
Ainsworth Lumber
   7.250%, 10/01/12 ..................................    775,000       732,375
Douglas Dynamics, LLC+
   7.750%, 01/15/12 ..................................    610,000       588,650
Freeport-McMoRan Copper & Gold, Inc.
   10.125%, 02/01/10 .................................  1,010,000     1,121,100
General Cable Corporation
   9.500%, 11/15/10 ..................................    420,000       449,400
INVISTA+
   9.250%, 05/01/12 ..................................  1,690,000     1,844,212
Noble Group Limited+
   6.625%, 03/17/15 ..................................    900,000       826,889


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       19
                                      -----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)


                                                        PRINCIPAL     MARKET
                                                         AMOUNT        VALUE
                                                        ---------  ------------
CORPORATE NOTES/BONDS (CONTINUED)
INDUSTRIAL (CONTINUED)
Rayovac Corporation
   8.500%, 10/01/13 .................................. $  395,000  $    413,763
Superior Essex Communications, LLC
   9.000%, 04/15/12 ..................................    900,000       909,000
                                                                   ------------
                                                                      6,885,389
                                                                   ------------
REAL ESTATE--3.8%
Aztar Corporation
   7.875%, 06/15/14 ..................................    880,000       930,600
Geo Group, Inc.
   8.250%, 07/15/13 ..................................  1,120,000     1,083,600
Intrawest Corporation
   7.500%, 10/15/13 ..................................    890,000       903,350
La Quinta Properties
   8.875%, 03/15/11 ..................................  1,130,000     1,226,050
Tech Olympic USA, Inc.
   9.000%, 07/01/10 ..................................  1,320,000     1,366,200
                                                                   ------------
                                                                      5,509,800
                                                                   ------------
TELECOMMUNICATIONS--6.5%
Albritton Communications Company
   7.750%, 12/15/12 ..................................    990,000       975,150
Cablevision Systems Corporation+
   8.000%, 04/15/12 ..................................    670,000       707,687
Centennial Cellular Operating Company
   10.125%, 06/15/13 .................................  1,110,000     1,244,587
Charter Communications Holdings, LLC
   10.750%, 10/01/09 .................................    400,000       312,000
Charter Communications Operating, LLC+
   8.000%, 04/30/12 ..................................    425,000       427,125
Cincinnati Bell, Inc.
   8.375%, 01/15/14 ..................................    875,000       870,625
Cincinnati Bell, Inc.+
   8.375%, 01/15/14 ..................................    515,000       512,425
Intelsat Bermuda Limited+
   7.805%, 01/15/12 ..................................    630,000       642,600
MediaCom Broadband, LLC
   11.000%, 07/15/13 .................................  1,775,000     1,930,313


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       20
                                      -----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                     NUMBER OF
                                                       SHARES/        MARKET
                                                  PRINCIPAL AMOUNT     VALUE
                                                  ---------------- ------------
CORPORATE NOTES/BONDS (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Time Warner, Inc.
   9.750%, 07/15/08 .................................. $  785,000  $    790,888
UbiquiTel Operating Company
   9.875%, 03/01/11 ..................................    860,000       933,100
                                                                   ------------
                                                                      9,346,500
                                                                   ------------
TRANSPORTATION--1.3%
Continental Airlines, Inc.
   8.000%, 12/15/05 ..................................    470,000       462,362
Ship Finance International Limited
   8.500%, 12/15/13 ..................................  1,525,000     1,471,625
                                                                   ------------
                                                                      1,933,987
                                                                   ------------
UTILITIES--1.3%
AES Corporation
   9.500%, 06/01/09 ..................................    900,000     1,003,500
CE Generation, LLC
   7.416%, 12/15/18 ..................................    684,028       719,687
MSW Energy Holdings
   7.375%, 09/01/10 ..................................    130,000       131,300
                                                                   ------------
                                                                      1,854,487
                                                                   ------------
TOTAL CORPORATE NOTES/BONDS (COST $69,751,137) .......               68,737,449
                                                                   ------------
CONVERTIBLE PREFERRED STOCK--3.3%
CONSUMER STAPLES--0.8%
Albertson's, Inc. ....................................     54,400     1,215,296
                                                                   ------------
FINANCIAL--1.8%
ACE Limited ..........................................     26,025       690,703
Chubb Corporation ....................................     10,000       310,300
Felcor Lodging Trust, Inc. ...........................     40,000       976,000
Hartford Financial Services Group, Inc. ..............      5,000       343,050
XL Capital Limited ...................................     10,000       240,200
                                                                   ------------
                                                                      2,560,253
                                                                   ------------
REAL ESTATE--0.7%
LTC Properties, Inc. .................................     25,000       975,000
                                                                   ------------
TOTAL CONVERTIBLE PREFERRED STOCK (COST $4,269,583) ..                4,750,549
                                                                   ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       21
                                      -----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)


                                                        NUMBER OF     MARKET
                                                         SHARES        VALUE
                                                        ---------  ------------
PREFERRED STOCK--0.3%
FINANCIAL--0.3%
TransCanada Corporation ..............................     14,905  $    383,804
                                                                   ------------
TOTAL PREFERRED STOCK (COST $381,501) ................                  383,804
                                                                   ------------
PREFERRED TERM SECURITIES (A) --6.6%
I-Preferred Term Securities IV .......................     10,000     1,080,000
Preferred Term Securities IV .........................     20,000     1,320,500
Preferred Term Securities XIII .......................     10,000     1,010,000
Preferred Term Securities XIV ........................     20,000     2,008,000
Preferred Term Securities XV .........................     20,000     2,120,000
Preferred Term Securities XVI ........................     10,000     1,065,000
Preferred Term Securities XVII .......................      6,000       609,000
Taberna Preferred Funding I+ .........................      2,500       250,000
                                                                   ------------
TOTAL PREFERRED TERM SECURITIES (COST $8,873,652) ....                9,462,500
                                                                   ------------
CASH EQUIVALENT--1.4%
SEI Daily Income Trust, Prime Obligation Fund,
   Class A ...........................................  1,983,584     1,983,584
                                                                   ------------
TOTAL CASH EQUIVALENT (COST $1,983,584) ..............                1,983,584
                                                                   ------------
TOTAL INVESTMENTS--137.1% (COST $184,694,614) ........              196,533,779
                                                                   ------------




                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       22
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (UNAUDITED) (CONCLUDED)

                                                                      MARKET
                                                         WRITTEN       VALUE
                                                        CONTRACTS     (NOTE 1)
                                                        ---------  -------------
COVERED CALL OPTIONS WRITTEN--(0.6)%
Altria Group, Inc.  July 75 Call .....................       (400) $    (10,000)
Altria Group, Inc. June 70 Call ......................       (200)      (14,000)
BellSouth Corporation July 27.5 Call .................     (1,000)      (25,000)
Citigroup, Inc. June 47.5 Call .......................       (400)      (16,000)
Dow Chemical Company June 50 Call ....................       (300)       (1,500)
Exxon Mobil Corporation July 60 Call .................       (200)      (10,000)
Fidelity National Financial, Inc. June 35 Call .......       (490)      (51,450)
Halliburton Company June 42.5 Call ...................       (400)       (8,000)
Halliburton Company June 45 Call .....................       (350)      (43,750)
MBNA Corporation June 20 Call ........................       (500)      (75,000)
New Century Financial Corporation June 45 Call .......       (400)     (252,000)
Occidental Petroleum Corporation June 70 Call ........       (800)     (304,000)
Packaging Corporation of America June 22.5 Call ......       (100)       (2,500)
Schlumberger Limited June 70 Call ....................       (300)      (24,000)
Washington Mutual, Inc. June 42.5 Call ...............       (450)       (9,000)
Weyerhaeuser Company June 65 Call ....................       (400)      (36,000)
                                                                   ------------
TOTAL COVERED CALL OPTIONS WRITTEN
   (PREMIUM RECEIVED $712,290) .......................                 (882,200)
                                                                   ------------
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS--(36.5)%                (52,319,012)
                                                                   ------------
NET ASSETS -- 100.0% .................................             $143,332,567
                                                                   ============

  + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. At May 31, 2005, these securities amounted to $8,838,713 or 6.2% of net assets.
(a)  Security is illiquid. See Note 1 in Notes to Financial Statements.
LLC  Limited Liability Company
LP   Limited Partnership




                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
AS OF MAY 31, 2005 (UNAUDITED)

ASSETS:
Investments, at value (cost $184,694,614) (Note 1) ..............  $196,533,779
Receivable for securities sold ..................................       947,649
Interest receivable .............................................     1,861,189
Dividends receivable ............................................       203,173
Prepaid expenses and other assets ...............................        81,735
                                                                   ------------
     Total assets ...............................................   199,627,525
                                                                   ------------
LIABILITIES:
Commercial paper (Note 4) .......................................    54,859,796
Covered call options written, at value
   (premiums received--$712,290) (Note 1) .......................       882,200
Payable for securities purchased ................................       218,495
Payable for investment management fees (Note 2) .................       142,097
Payable for administration fees (Note 2) ........................        16,717
Accrued expenses and other liabilities ..........................       175,653
                                                                   ------------
     Total liabilities ..........................................    56,294,958
                                                                   ------------
NET ASSETS ......................................................  $143,332,567
                                                                   ============
NET ASSETS CONSIST OF:
   Common Stock, $0.01 par value
     (authorized 100,000,000 shares) ............................  $    166,137
   Additional paid-in-capital ...................................   199,185,832
   Distributions in excess of net investment income .............    (2,749,232)
   Accumulated net realized losses on investments and options ...   (64,939,425)
   Net unrealized appreciation on investments and options .......    11,669,255
                                                                   ------------
NET ASSETS -- 100% ..............................................  $143,332,567
                                                                   ============
NET ASSET VALUE PER SHARE:
   $143,332,567 / 16,613,668 shares of Common Stock issued
     and outstanding ............................................         $8.63
                                                                   ============




                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
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STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
MAY 31, 2005 (UNAUDITED)

INVESTMENT INCOME:
Interest ........................................................   $ 3,155,044
Dividends .......................................................     4,228,002
                                                                    -----------
     Total investment income ....................................     7,383,046
                                                                    -----------
EXPENSES:
Investment management fees (Note 2) .............................       953,989
Administration fees (Note 2) ....................................       100,415
Professional fees ...............................................        94,332
Commercial paper fees ...........................................        65,305
Printing and shareholder reports ................................        39,533
Transfer agent fees .............................................        17,295
Directors' fees and expenses ....................................        12,861
Registration fees ...............................................        12,753
Custodian fees ..................................................        11,143
Insurance fees ..................................................         1,922
Other operating expenses ........................................         7,926
                                                                    -----------
   Total operating expenses .....................................     1,317,474
Interest expense (Note 4) .......................................       727,940
                                                                    -----------
   Total expenses ...............................................     2,045,414
                                                                    -----------
   Less:
     Investment management fees waived (Note 2) .................      (100,464)
                                                                    -----------
     Net expenses ...............................................     1,944,950
                                                                    -----------
     NET INVESTMENT INCOME ......................................     5,438,096
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments ................................       719,219
Net realized gain on call options written .......................     1,222,887
Change in net unrealized depreciation on investments
  and options ...................................................    (4,742,783)
                                                                    -----------
Net realized and unrealized loss on investments and options .....    (2,800,677)
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............   $ 2,637,419
                                                                    ===========




                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED
MAY 31, 2005 (UNAUDITED)

INCREASE (DECREASE) IN CASH
Cash flows provided from (used for) operating activities:
   Interest and dividends received ..............................  $  7,778,003
   Operating expenses paid ......................................    (1,273,473)
   Interest paid ................................................      (727,940)
   Net proceeds from the sale of short-term portfolio investments       760,755
   Purchase of long-term portfolio investments ..................   (92,702,945)
   Proceeds from sale of long-term portfolio investments ........    91,931,812
   Premiums received from written options transactions ..........     1,585,784
                                                                   ------------
     Net cash provided from operating activities ................     7,351,996
                                                                   ------------
Cash flows provided from (used for) financing activities:
   Net cash provided from commercial paper issuance .............      (301,069)
   Cash dividends paid to shareholders ..........................    (7,448,624)
                                                                   ------------
     Net cash used for financing activities .....................    (7,749,693)
                                                                   ------------
Net decrease in cash ............................................      (397,697)
   Cash at beginning of period ..................................       397,697
                                                                   ------------
   Cash at end of period ........................................  $         --
                                                                   ============

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations ............  $  2,637,419
                                                                   ------------
   Accretion of market discount .................................       (16,459)
   Decrease in investments ......................................     6,579,155
   Net realized gain on investments and options .................    (1,942,106)
   Net change in unrealized depreciation
      on investments and options ................................     4,742,783
   Increase in receivable for securities sold ...................      (947,649)
   Decrease in interest and dividend receivable .................        47,704
   Decrease in commercial paper discount ........................       209,476
   Increase in prepaid expenses and other assets ................       (58,458)
   Decrease in payable for securities purchased .................    (3,901,864)
   Increase in accrued expenses and other liabilities ...........         1,995
                                                                   ------------
     Total adjustments ..........................................     4,714,577
                                                                   ------------
   Net cash provided from operating activities ..................  $  7,351,996
                                                                   ============
Amounts designated as "--" are $0 or have been rounded to $0.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       26
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS

                                                   FOR THE SIX        FOR THE
                                                  MONTHS ENDED      YEAR ENDED
                                                  MAY 31, 2005     NOVEMBER 30,
                                                   (UNAUDITED)         2004
                                                 ---------------  --------------
OPERATIONS:
   Net investment income ........................  $ 5,438,096     $  9,059,958
   Net realized gain on investments .............      719,219        9,062,528
   Net realized gain on call options written ....    1,222,887        1,106,146
   Change in net unrealized appreciation
     (depreciation) on investments and options ..   (4,742,783)       4,341,653
                                                  ------------     ------------
Net increase in net assets
   resulting from operations ....................    2,637,419       23,570,285
                                                  ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income ........................   (8,278,064)      (8,750,759)
   Distribution in excess .......................           --       (7,662,737)
                                                  ------------     ------------
Net decrease in net assets resulting from
   dividends and distributions ..................   (8,278,064)     (16,413,496)
                                                  ------------     ------------
CAPITAL STOCK TRANSACTIONS:
Reinvestment of dividends resulting in the
   issuance of Common Stock transactions ........      829,440        1,849,813
                                                  ------------     ------------
Net increase in net assets resulting from
   Common Stock transactions ....................      829,440        1,849,813
                                                  ------------     ------------
Total increase (decrease) in net assets .........   (4,811,205)       9,006,602
                                                  ------------     ------------
NET ASSETS:
   Beginning of period ..........................  148,143,772      139,137,170
                                                  ------------     ------------
   End of period (including (distributions in
     excess of) net investment income of
     $(2,749,232) and $90,736, respectively) .... $143,332,567     $148,143,772
                                                  ============     ============
Amounts designated as "--" are $0 or have been rounded to $0.




                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       27
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

                                                      FOR THE
                                                     SIX MONTHS       FOR THE
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE            ENDED        YEAR ENDED
BEEN DERIVED FROM INFORMATION PROVIDED IN THE       MAY 31, 2005    NOVEMBER 30,
FINANCIAL STATEMENTS                                 (UNAUDITED)        2004
                                                   --------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $   8.96       $   8.52
                                                      --------       --------
INCOME/GAIN (LOSS) FROM INVESTMENT OPERATIONS:(1)
  Net investment income ..........................        0.33           0.55
  Net realized and unrealized gain (loss) on
    investment transactions and options ..........       (0.16)          0.89
                                                      --------       --------
    Total from investment operations .............        0.17           1.44
                                                      --------       --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ...........       (0.50)         (0.54)
  Distributions in excess ........................          --          (0.46)
                                                      --------       --------
    Total dividends and distributions ............       (0.50)         (1.00)
                                                      --------       --------
NET ASSET VALUE, END OF PERIOD ...................    $   8.63       $   8.96
                                                      ========       ========
MARKET VALUE, END OF PERIOD ......................    $  10.16       $  10.03
                                                      ========       ========

TOTAL RETURN BASED ON: (2)
  Net asset value ................................        1.90%         18.01%
                                                      ========       ========
  Market value ...................................        6.40%         14.02%
                                                      ========       ========

RATIOS AND SUPPLEMENTAL DATA: (3)
  Net assets, end of period (000 omitted) ........    $143,333       $148,144
                                                      ========       ========
  Total expenses including waiver of fees ........        2.66%          2.26%
  Total expenses excluding waiver of fees ........        2.80%          2.40%
  Total operating expenses including
    waiver of fees (4) ...........................        1.58%          1.57%
  Total operating expenses excluding
    waiver of fees (4) ...........................        1.72%          1.71%
  Commercial paper fees and interest expense .....        1.08%          0.69%
  Net investment income including waiver of fees .        7.44%          6.34%
  Portfolio turnover .............................          44%            99%

LEVERAGE ANALYSIS:
  Aggregate amount outstanding at end of period
    (000 omitted) ................................    $ 55,000       $ 55,000
  Average daily balance of amortized cost of
    commercial paper outstanding (000 omitted) ...    $ 54,836       $ 54,052
  Asset coverage per $1,000 at end of period .....    $  3,586       $  3,680
----------------------
(1) Based on average shares outstanding.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or less than the net asset value, may result in substantially different returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the Redemption of Fund shares.
(3) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.
(4) Exclusive of commercial paper fees.
Amounts designated as "--" are $0 or have been rounded to $0.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          FOR THE YEARS ENDED
                                                             NOVEMBER 30,
                                                    ---------------------------
                                                         2003           2002
                                                    -------------  ------------
NET ASSET VALUE, BEGINNING OF YEAR ...............     $   7.47      $   9.76
                                                       --------      --------
INCOME/GAIN (LOSS) FROM INVESTMENT OPERATIONS: (1)
  Net investment income ..........................         0.60          0.66
  Net realized and unrealized gain (loss) on
    investment transactions and options ..........         1.45         (1.83)
                                                       --------      --------
    Total from investment operations .............         2.05         (1.17)
                                                       --------      --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ...........        (0.61)        (0.66)
  Tax return of capital ..........................        (0.39)        (0.46)
                                                       --------      --------
    Total dividends and distributions ............        (1.00)        (1.12)
                                                       --------      --------
NET ASSET VALUE, END OF YEAR .....................     $   8.52      $   7.47
                                                       ========      ========
MARKET VALUE, END OF YEAR ........................     $   9.80      $   7.27
                                                       ========      ========

TOTAL RETURN BASED ON: (2)
  Net asset value ................................        28.96%       (13.50)%
                                                       ========      ========
  Market value ...................................        51.57%       (22.12)%
                                                       ========      ========

RATIOS AND SUPPLEMENTAL DATA: (3)
  Net assets, end of year (000 omitted) ..........     $139,137      $120,086
                                                       ========      ========
  Total expenses including waiver of fees ........         2.40%         2.81%
  Total expenses excluding waiver of fees ........         2.54%         2.86%
  Total operating expenses including
    waiver of fees (4) ...........................         1.57%         1.81%
  Total operating expenses excluding
    waiver of fees (4) ...........................         1.86%         1.86%
  Commercial paper fees and interest expense .....         0.68%         1.00%
  Net investment income including waiver of fees .         7.58%         7.64%
  Portfolio turnover .............................           99%          102%

LEVERAGE ANALYSIS:
  Aggregate amount outstanding at end of year
    (000 omitted) ................................     $ 50,000      $ 50,000
  Average daily balance of amortized cost of
    commercial paper outstanding (000 omitted) ...     $ 49,925      $ 56,250
  Asset coverage per $1,000 at end of year .......     $  3,838      $  3,445
----------------------
(1) Based on average shares outstanding.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or less than the net asset value, may result in substantially different returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the Redemption of Fund shares.
(3) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.
(4) Exclusive of commercial paper fees.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                          FOR THE YEARS ENDED
                                                             NOVEMBER 30,
                                                    ---------------------------
                                                         2001           2000
                                                    -------------  ------------
NET ASSET VALUE, BEGINNING OF YEAR                     $  10.33      $  12.54
                                                       --------      --------
INCOME/GAIN (LOSS) FROM INVESTMENT OPERATIONS: (1)
  Net investment income ..........................         0.65          0.80
  Net realized and unrealized gain (loss) on
    investment transactions and options ..........         0.02         (1.77)
                                                       --------      --------
    Total from investment operations .............         0.67         (0.97)
                                                       --------      --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ...........        (0.65)        (0.80)
  Tax return of capital ..........................        (0.59)        (0.44)
                                                       --------      --------
    Total dividends and distributions ............        (1.24)        (1.24)
                                                       --------      --------
NET ASSET VALUE, END OF YEAR .....................     $   9.76      $  10.33
                                                       ========      ========
MARKET VALUE, END OF YEAR ........................     $  10.55      $   9.56
                                                       ========      ========

TOTAL RETURN BASED ON: (2)
    Net asset value ..............................         6.15%        (7.72)%
                                                       ========      ========
    Market value .................................        23.95%         2.02%
                                                       ========      ========

RATIOS AND SUPPLEMENTAL DATA: (3)
  Net assets, end of year (000 omitted) ..........     $154,139      $160,469
                                                       ========      ========
  Total expenses including waiver of fees ........         2.62%         3.76%
  Total operating expenses including
    waiver of fees (4) ...........................         1.36%         1.66%
  Commercial paper fees and interest expense .....         1.26%         2.10%
  Net investment income including waiver of fees .         4.51%         6.51%
  Portfolio turnover .............................          132%          161%

LEVERAGE ANALYSIS:
  Aggregate amount outstanding at end of year
    (000 omitted) ................................     $ 60,000      $ 60,000
  Average daily balance of amortized cost of
    commercial paper outstanding (000 omitted) ...     $ 59,690      $ 59,579
  Asset coverage per $1,000 at end of year .......     $  3,703      $  3,743
----------------------
(1) Based on average shares outstanding.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or less than the net asset value, may result in substantially different returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the Redemption of Fund shares.
(3) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.
(4) Exclusive of commercial paper fees.




                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Chartwell Dividend and Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 6, 1998 and is registered under the Investment Company Act of 1940 as amended, (the "Act"), as a closed-end, diversified management investment company. The Fund had no operations until June 17, 1998 when it sold 6,667 shares of Common Stock for $100,005 to Chartwell Investment Partners, L.P. (the "Manager"). Investment operations commenced on June 29, 1998. The Fund's primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: Investment securities of the Fund that are listed on a securities exchange, except for debt securities, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Investment securities of the Fund that are quoted on the NASDAQ market system are valued at the official closing price, or if there is none, at the last sales price. If there is no reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at last bid price. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Short-term investments having a maturity of less than sixty days are valued at amortized




                                       31
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


cost, which approximates market value. All securities and assets for which quotations are not readily available, of which there were none as of May 31, 2005, are valued in accordance with Fair Value Procedures established by the Board of Directors (the "Board"). The Fund's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Fund's Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include, among other things: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

CASH AND CASH EQUIVALENTS: Idle cash is swept into a money market fund at Wachovia Bank, N.A., (the "Custodian"), and is classified as cash on the Statement of Assets and Liabilities. Amounts so invested are generally available on the same business day.

WRITTEN OPTIONS: When the Fund writes a covered call option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.

When a covered written call option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the call option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. When a covered written call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (called) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

DIVIDENDS AND DISTRIBUTIONS: The Fund will declare and pay dividends to shareholders on a monthly basis. Net long-term capital gains, if any, in excess of capital loss carryforwards are distributed to shareholders annually. Dividends from net investment income and capital gain distributions, if any, are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles. Dividends and distributions, if any, to shareholders are recorded on the ex-dividend date.




                                       32
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                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


The Fund currently intends to distribute a monthly fixed amount to shareholders. The Fund's final distribution for each calendar year may exceed that amount, however, to the extent necessary for the Fund to have distributed all of its net investment company taxable income and net capital gains recognized during the year, if any. If, for any calendar year, the total distributions exceed current and accumulated earnings and profit, the excess, distributed from the Fund's assets, will generally be treated as a tax-free return of capital and will result in a reduction in the shareholder's basis. The Board reserves the right to change the aforementioned dividend policy from time to time.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS: Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value if the Fund makes such investments while remaining substantially fully invested.

BORROWINGS: The Fund issues short-term commercial paper at a discount from par. The discount is amortized to interest expense over the life of the commercial paper using the straight-line method.

ILLIQUID SECURITIES: A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis.

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund accretes original issue discount on securities using the effective interest method.

NOTE 2. INVESTMENT MANAGEMENT, ADMINISTRATION, CUSTODIAN AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment management agreement with the Manager. The Manager manages the Fund's portfolio and makes investment decisions. For these services, the Fund pays the Manager a monthly fee at an annual rate of 0.95% of the Fund's Managed Assets. "Managed Assets" are the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities, excluding debt related to leveraging, short-term debt and the aggregate liquidation preference of any outstanding preferred stock. The




                                       33
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                                    CHARTWELL

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--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


Manager has agreed to limit the investment management fee paid to it by the Fund to 0.85% of the Fund's Managed Assets. This waiver is voluntary and may be changed at any time.

The Fund has entered into an administration agreement with SEI Investments Global Funds Services (the "Administrator"). Under such agreement, the Administrator performs or arranges for the performance of certain administrative services necessary for the operation of the Fund. For these services, the Fund pays a fee to the Administrator based on the Fund's Managed Assets according to the following rates: 0.10% on the first $250 million of such Managed Assets and 0.09% on such Managed Assets in excess of $250 million, subject to a minimum annual fee of $180,000, which includes fees under this agreement and fees received by the Administrator from the Chartwell U.S. Equity and Chartwell Small Cap Value Funds. The allocation of the minimum will be assessed based upon Managed Assets of the Fund and net assets of the Chartwell U.S. Equity and Chartwell Small Cap Value Funds.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Fund pays each director, who is not an "affiliated person" as defined in the Act, a fee of $6,000 per year, plus $1,000 per year for audit committee members and an additional fee of $250 per year for the chairman of the audit committee.

For the six months ended May 31, 2005, the Fund incurred a legal expense of $62,069 for services provided by Drinker Biddle & Reath LLP, counsel for the Fund. A partner of the firm is an officer of the Fund.

Wachovia Bank, N.A. serves as the custodian for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

NOTE 3. PURCHASE AND SALES OF INVESTMENTS

For the six months ended May 31, 2005, purchases and sales of investments, excluding short-term investments, totaled $88,097,577 and $92,973,372, respectively.

The following table summarizes the Fund's call options written for the six months ended May 31, 2005.
                                                    NUMBER OF
                                                    CONTRACTS      PREMIUMS
                                                    ----------   ------------
         Options outstanding, November 30, 2004         9,094    $   675,382
         Options written ......................        43,660      3,804,592
         Options expired ......................       (23,318)    (1,659,133)
         Options exercised ....................        (6,031)      (325,987)
         Options closed .......................       (16,715)    (1,782,564)
                                                     --------    -----------
         Options outstanding, May 31, 2005 ....         6,690    $   712,290
                                                     ========    ===========




                                       34
                                      -----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


NOTE 4. COMMERCIAL PAPER

As of May 31, 2005, $55,000,000 of commercial paper was outstanding with an amortized cost of $54,859,796. The average discount rate of commercial paper outstanding at May 31, 2005, was 3.10%. The average daily balance of commercial paper outstanding for the six months ended May 31, 2005, was $54,835,884 at a weighted average discount rate of 1.73%. The maximum face amount of commercial paper outstanding at any time during the six months ended May 31, 2005, was $55,000,000. In conjunction with the issuance of the commercial paper, the Fund has entered into a line of credit arrangement with a bank for $30,000,000. Interest on borrowing is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.30% per annum on the unused balance. There were no borrowings under this arrangement during the six months ended May 31, 2005.

NOTE 5. CAPITAL STOCK

There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 16,613,668 shares of common stock outstanding at May 31, 2005, the Manager owned 14,267 shares.

For the six months ended May 31, 2005, and the year ended November 30, 2004, the Fund issued 87,331 and 200,822 shares, respectively, in connection with the Fund's dividend reinvestment plan.

NOTE 6. MARKET AND CREDIT RISKS

The Fund may invest in high-yielding fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba1 or lower by Moody's. Investments in these higher-yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities. The Fund may invest up to 15% of its total assets in illiquid securities and other securities which may not be readily marketable. In addition, the Fund may purchase securities sold in reliance of Rule 144A of the Securities Act of 1933. The relative illiquidity of some of the Fund's portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.

NOTE 7. FEDERAL TAX INFORMATION

It is the Fund's intention to continue to meet the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income tax or excise tax is required.




                                       35
                                      -----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


The tax character of dividends and distributions paid during the last two fiscal years were as follows:

                  ORDINARY                 RETURN OF
                   INCOME                   CAPITAL                  TOTALS
                ------------              -----------            -------------
2004            $16,413,496               $       --              $16,413,496
2003              9,929,830                6,254,835               16,184,665

As of November 30, 2004, the components of Accumulated Losses were as follows:

Capital loss carryforwards                                 $(65,180,426)
Net unrealized appreciation                                  15,053,830
Other temporary differences                                    (252,161)
                                                           ------------
Total accumulated losses                                   $(50,378,757)
                                                           ============

The following summarizes the capital loss carryforwards as of November 30, 2004. These capital loss carryforwards are available to offset future net capital gains.

                EXPIRING IN FISCAL YEAR                      AMOUNT
                -----------------------                    ----------
                         2008                             $ 7,962,268
                         2009                              25,913,206
                         2010                              30,533,344
                         2011                                 771,608
                                                          -----------
Total capital loss carryforwards                          $65,180,426
                                                          ===========

The Federal tax cost as well as the aggregate gross unrealized appreciation and depreciation on investments held by the Fund at May 31, 2005, were as follows:

Federal Tax Cost ..........................................   $184,694,614
                                                              ------------
Aggregate Gross Unrealized Appreciation ...................     17,078,804
Aggregate Gross Unrealized Depreciation ...................     (5,409,549)
                                                              ------------
Net Unrealized Appreciation ...............................   $ 11,669,255
                                                              ============

NOTE 8. SUBSEQUENT EVENTS

The Board of the Fund declared the following dividends:

 DECLARATION DATE     EX-DATE       RECORD DATE     PAYABLE DATE  DIVIDEND RATE
 ----------------     --------      -----------     ------------  -------------
   June 1, 2005    June 21, 2005   June 23, 2005    June 30, 2005    $0.0833




                                       36
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                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


AUTOMATIC DIVIDEND REINVESTMENT PLAN (UNAUDITED)

Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a shareholder otherwise elects, all dividend and capital gains distributions will be automatically reinvested in additional shares of common stock of the Fund by PFPC, Inc., as agent for shareholders in administering the Plan (the "Plan Agent"). Shareholders who elect not to participate in the Plan will receive all dividends and distributions in cash, paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by PFPC, Inc., as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to PFPC, Inc., as dividend paying agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date. Otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares a distribution, an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund or (ii) by purchase of outstanding shares of common stock on the open market on the NYSE or elsewhere. If on the payment date of the dividend, the net asset value per share of the common stock is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on the "ex-dividend" basis or in no event more than 30 days after the dividend payment date to invest the dividend amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market


                                       37
                                      -----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. The Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution



                                       38
                                      -----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at PFPC, Inc., P.O. Box 43027, Providence, RI 02940-3027, Attn: Closed-End Department.

FEDERAL TAX INFORMATION (UNAUDITED)

Information for Federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the six months ended May 31, 2004.

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there have been no material changes in the Fund's investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders. There have been no changes in the principal risk factors associated with investment in the Fund.

EFFECTS OF LEVERAGE (UNAUDITED)

Leverage of $60 million in commercial paper was initially sold by the Fund on July 28, 1999. Through May 31, 2005, interest paid on the commercial paper ranged from 2.50% to 3.25%. As of May 31, 2005, the Fund had $30 million outstanding at 2.97% per annum maturing on June 2, 2005, and $25 million at 3.25% per annum maturing on August 3, 2005. All interest rates include fees due to the broker-dealer. The Fund must experience an annual return of 0.83% to cover interest payments on the commercial paper.

The following table explains the potential effects of leverage on the equity returns of common shareholders:

Assumed return on portfolio
   (net of expenses) .............   -10.00%  -5.00%    0.00%   5.00%   10.00%
Corresponding return to common
   stockholder ...................   -14.93%  -8.03%   -1.14%   5.76%   12.76%




                                       39
                                      -----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


Assumes $145 million assets attributable to common shareholders; $55 million aggregate leverage with an average interest rate of 3.00%. All figures appearing above are hypothetical returns generated to assist investors in understanding the effects of leverage. Actual returns may be greater or less than those appearing in the table.

HOW TO OBTAIN A COPY OF THE FUND'S QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES

A description of the policies and procedures that are used by the Fund's investment adviser to vote proxies relating to the Fund's portfolio securities as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Fund toll-free at
(866) 585-6552; (ii) on the Fund's website at www.chartwellip.com; and (iii) on the SEC's website at http://www.sec.gov.

NEW YORK STOCK EXCHANGE CERTIFICATION

The Fund's President has certified to the New York Stock Exchange that, as of May 19, 2004 he was not aware of any violation by the Fund of the applicable NYSE Corporate Governance listing standards. In addition, the Fund has filed certifications of its principal executive officer and principal financial officer as exhibits to its reports on Form N-CSR filed with the Securities and Exchange Commission relating to the quality of the disclosures contained in such reports.




                                       40
                                      -----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


CHARTWELL BOARD CONSIDERATIONS RELATING TO THE ADVISORY CONTRACT RENEWAL (UNAUDITED)

The Board of Directors (the "Board") of the Fund determined on April 20, 2005 whether to renew the Advisory Agreement with Chartwell Investment Partners, LP ("Chartwell Partners") (the "Agreement"). Prior to making its determination, the Board received detailed information from Chartwell Partners, including, among other things, information provided by Lipper, Inc. ("Lipper") comparing the performance of the Fund for the one, two, three, four and five year periods ended February 28, 2005 to the performance of an income and preferred stock universe selected by Lipper and a leveraged high yield universe selected by Lipper at the request of Chartwell Partners; advisory fee and other expense information for the Fund as compared to these peer groups; and information provided by Chartwell Partners responsive to requests by the Fund's independent counsel for certain information to assist the Board in its considerations. In addition, the Board reviewed a memorandum from its independent counsel detailing the Board's duties and responsibilities in considering renewal of the Agreement.

In reaching its decision to renew the Agreement, the Board, including a majority of the Directors who are not interested persons under the Investment Company Act of 1940 (the "Independent Directors"), considered, among other things: (i) the nature, extent and quality of Chartwell Partners' services provided to the Fund;
(ii) the experience and qualifications of the portfolio management team; (iii) its investment philosophy and process; (iv) Chartwell Partners' assets under management, client descriptions and performance record for each of its investment strategies; (v) its soft dollar commission, broker selection, best execution and trade allocation policies; (vi) current advisory fee arrangements with the Fund and its other clients; (vii) Lipper information comparing the Fund's performance, advisory fee and expense ratio to that of its peer groups;
(viii) Chartwell Partners' financial information and profitability analysis related to providing advisory services to the Fund, including the commission arrangement with Merrill Lynch; (ix) any compensation and other possible benefits to Chartwell Partners arising from its advisory and other relationships with the Fund; and (x) the extent to which economies of scale are relevant to the Fund. The Board noted, in particular, Chartwell Partners' recent efforts to reduce expenses by waiving fees and renegotiating contracts with service providers.

During the course of its deliberations, the Board, including a majority of Independent Directors, reached the following conclusions, among others, regarding Chartwell Partners and the Agreement: the Fund's actual advisory fee is above average in comparison to that of the more comparable Lipper peer group provided to the Board and reflective of the bifurcated investment style of the Fund; Chartwell Partners' fees for managing the Fund are reasonable as compared to fees it charges for managing assets for other clients and reflective of the bifurcated investment style of the Fund; the Fund's expense ratio is generally competitive with that of the more comparable Lipper expense group provided to


                                       41
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                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


the Board; the Fund's performance is generally competitive with that of the more comparable Lipper performance universe provided to the Board; the nature, extent and quality of services provided by Chartwell Partners in advising the Fund was satisfactory; the profits earned by Chartwell Partners seemed reasonable; and the benefits derived by Chartwell Partners from managing the Fund, including its use of soft dollars and the way it selects brokers, seemed reasonable. The Independent Directors discussed economies-of-scale, but noted that asset growth to achieve such economies was unlikely for a closed-end fund such as the Fund.

Based on the factors considered, the Board, including a majority of the Independent Directors, concluded that it was appropriate to renew the Agreement.





                                       42
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                                    CHARTWELL

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--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------


SHAREHOLDER VOTING RESULTS (UNAUDITED)

The Annual Meeting of shareholders of the Chartwell Dividend and Income Fund, Inc. was held on April 20, 2005 at the offices of PFPC, Inc., 103 Bellevue Parkway, Wilmington, Delaware. The description of the proposal and number of shares voted at the meeting are as follows:

--------------------------------------------------------------------------------
                                                    VOTES       VOTES     VOTES
                                                     FOR       AGAINST  WITHHELD
--------------------------------------------------------------------------------

To elect the following
directors to serve as Class III
directors for three-year
terms expiring in 2008:    George W. Grosz       13,069,412       --    129,438
                           Winthrop S. Jessup    13,068,625       --    130,224

Directors whose term of office continues beyond this meeting are Kenneth F. Herlihy, C. Warren Ormerod and Bernard P. Schaffer.





                                       43
                                      -----
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2005
--------------------------------------------------------------------------------

DIRECTORS
Winthrop S. Jessup, Chairman
George W. Grosz
Kenneth F. Herlihy
C. Warren Ormerod
Bernard P. Schaffer

OFFICERS
Winthrop S. Jessup, President
G. Gregory Hagar, Treasurer and Chief Financial Officer
Bernard P. Schaffer, Vice President
Kevin A. Melich, Vice President
Timothy J. Riddle, Vice President
Andrew S. Toburen, Vice President
Michael P. Malloy, Secretary
Maria E. Pollack, Assistant Secretary

INVESTMENT MANAGER
Chartwell Investment Partners, L.P.
1235 Westlakes Drive, Suite 400
Berwyn, PA 19312

ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

CUSTODIAN
Wachovia Bank, N.A.
125 South Broad Street
Philadelphia, PA 19109

TRANSFER AGENT
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th & Cherry Streets
Philadelphia, PA 19103

This report, including the financial statements herein, is transmitted to the shareholders of Chartwell Dividend and Income Fund, Inc. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results should not be considered a representation of future performance. Statements and other information contained in this report are as dated and are subject to change.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

ITEM 2.   CODE OF ETHICS.

Not applicable for semi-annual report.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for semi-annual report.

ITEM 6.   SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for semi-annual report.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors since the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A in its proxy statement filed with the Commission on March 22, 2004.


ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the "1940 Act")) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures, required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrants internal control over financial reporting.


ITEMS 12. EXHIBITS.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are attached hereto as EX-99Cert.

(a)(3) Not applicable.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as EX-99.906Cert.


--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Chartwell Dividend and Income Fund, Inc.



By (Signature and Title)*               /s/ Winthrop S. Jessup
                                        -----------------------------
                                        Winthrop S. Jessup, President
                                        (Principal Executive Officer)


Date July 28, 2005





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By (Signature and Title)*               /s/ Winthrop S. Jessup
                                        ---------------------------
                                        Winthrop S. Jessup, President
                                        (Principal Executive Officer)


Date July 28, 2005

By (Signature and Title)*               /s/ G. Gregory Hagar
                                        ---------------------------------------
                                        G. Gregory Hagar, Vice President and CFO
                                        (Principal Financial Officer)


Date July 28, 2005
* Print the name and title of each signing officer under his or her signature.